--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     [LOGO OF EXCELSIOR FUNDS APPEARS HERE]



                       Tax-Exempt Fixed Income Portfolios


                                 ANNUAL REPORT

                                 March 31, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS.....................................................   1
ADVISER'S FIXED INCOME MARKET REVIEW.......................................   2
ADVISER'S INVESTMENT REVIEWS
  Short-Term Tax-Exempt Securities Fund....................................   3
  Intermediate-Term Tax-Exempt Fund........................................   4
  New York Intermediate-Term Tax-Exempt Fund...............................   5
  Long-Term Tax-Exempt Fund................................................   6
  California Tax-Exempt Income Fund........................................   7
STATEMENTS OF ASSETS AND LIABILITIES.......................................   8
STATEMENTS OF OPERATIONS...................................................   9
STATEMENTS OF CHANGES IN NET ASSETS........................................  10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.................  12
PORTFOLIOS OF INVESTMENTS
  Short-Term Tax-Exempt Securities Fund....................................  14
  Intermediate-Term Tax-Exempt Fund........................................  16
  New York Intermediate-Term Tax-Exempt Fund...............................  18
  Long-Term Tax-Exempt Fund................................................  19
  California Tax-Exempt Income Fund........................................  21
NOTES TO FINANCIAL STATEMENTS..............................................  28
INDEPENDENT AUDITORS' REPORT...............................................  34
FEDERAL TAX INFORMATION....................................................  34

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for the Excelsior Tax-Exempt Funds, Inc. Fiscal 1999 was an exciting year in the financial markets as a whole and for the fund family.

  Low interest rates and subdued inflation in tandem with turbulent Asian and Latin American markets proved to be the catalysts for another year of strong-- though narrowly focused--domestic equity performance. At the same time, these factors combined to constrain the returns on fixed-income investments to modest levels. The search for consistency and predictability amidst uncertainty--regarding heightened valuations here at home, international economic crises, not to mention the course of the U.S. economy--created a "flight to quality." Continuing the dominant trend of the past few years, investors redirected much of their money to a relatively small group of extremely large-capitalized growth companies within the Standard & Poor's 500 Index, leaving the broader market lagging well behind. As a result, small and mid-sized companies as well as value-oriented investments underperformed relative to growth-oriented investments. This environment made it difficult for broadly diversified equity portfolios to meet or exceed the performance of this narrowly focused market.

  On the international front, economic crises and inflationary pressures in Asia, Eastern Europe, and Latin America temporarily disrupted equity markets around the world. Many of these troubled economies--and widespread investor concerns about them--have begun to turn around and are showing sign of recovery. In Western Europe, equity performance in general was strong, and the conversion to a single currency, the Euro, was completed on time and without disrupting the financial markets.

  The financial markets will present many challenges and opportunities during the coming year. U.S. fiscal policy continues to be effective in keeping inflation under control, and we continue to be cautiously optimistic regarding the domestic equity markets. International markets, while remaining attractive on a long-term basis, will require continuous evaluation. In our new global economy, events in international markets will have a direct impact on the U.S. economy.

  I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to the always-changing economic/financial market environment and to pursue your long-term investment objectives.

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------

  During the fiscal year ended March 31, 1999, the fixed-income markets were again strong, though volatility was pronounced. The tug of war between domestic inflationary forces and the crisis in Asia continued unabated in the fiscal first quarter. The taxable market and the long end of the Treasury market proved strong; municipals, however, underperformed, given a large supply and lackluster interest from investors due to the low interest-rate environment.

  The fiscal second quarter saw a solid rally in the fixed-income markets given global economic concerns combined with a lack of supply of U.S. Treasuries. The yield on Treasury bonds actually reached a 30-year low, as investors' rattled by crises in foreign markets and the prospect of slower growth domestically, led to a flight to quality. The rally in Treasuries marked a significant change in economic conditions and market sentiment. In July, the Federal Reserve was close to raising rates, but finally lowered the federal funds rate by 25 basis points. Shrinkage in the supply of Treasury issues left the market with insufficient liquidity to hedge exposure elsewhere, exacerbating demand. Consequently, Treasuries left other fixed-income categories, such as municipals and mortgage-backed securities, far behind in the rally.

  In the fiscal third quarter, fears mounted that global problems would blow up, that liquidity would dry up, and/or that the domestic economy would slow. In response, the Federal Reserve elected to lower interest rates several times. At the same time, many of the global problems were being acknowledged and--if not solved--at least being addressed. Here at home, economic activity (retailing, autos, housing starts, etc.) continued robust. Stocks, which had stumbled earlier in the year, rallied. Bonds, which had already had an excellent (if volatile) year, marked time.

  In the fiscal fourth quarter, the fixed-income markets continued to mark time. Treasury yields increased slightly, though more for longer maturities than short. Municipal bond yields moved up and down, but in the end were hardly changed from prior-quarter levels. On the taxable side, investors were likely to find more opportunities--more spread products, newer products (new TIPS issuance)--to produce yields. Municipal rates remained relatively attractive.

  The reasons? The economic situation remained much the same as it had in the previous quarter. That is, the U.S. economy remained extremely strong with very low inflation. Along with this, we noted a shortage of supply for both Treasuries and municipals. Even as rates appeared to want to rise because of the strong domestic economy, the consensus view at the start of the quarter appeared to be that the U.S. economy would slow and the Federal Reserve would ease interest rates. There were also concerns regarding Latin America and Asia, and this bolstered the case for additional Fed easing of interest rates. This view shifted gradually--as the U.S. economy continued to display strength and emerging market concerns ebbed--toward a neutral Fed bias. In fact, the Fed made no move to increase or decrease rates in the period. Rates basically seemed to be adjusting to the Fed bias, the modest selloff a corrective to the "easing" bias that had already been built into the market.

  Looking forward, we remain cautiously optimistic. We don't see much that would drive interest rates much lower over the near term; the economy and stock market remain strong, and it is hard to conceive of the Fed lowering rates anytime soon. But neither do we see anything looming that would drive rates much higher--barring a sudden pickup in the inflation rate. Essentially, continued low inflation and favorable technical factors point toward a relatively narrow trading range in the months ahead, and perhaps lower rates looking further out.

EXCELSIOR TAX-EXEMPT FUNDS, INC.           SHORT-TERM TAX-EXEMPT SECURITIES FUND
--------------------------------------------------------------------------------

Our strategy remained consistent and, we feel, effective throughout the fiscal year ended March 31, 1999. As a result, we made few changes to the portfolio. Regarding portfolio activity, we did reduce cash in the period, selling some higher-coupon for lower-coupon securities. As opportunities for yield pickup at the short end of the market remained few, we continued to keep cash at a minimum, remaining essentially fully invested in high-quality municipal securities and utilizing laddered maturities with an average life more or less constant at the maximum three years allowable under Fund guidelines. This strategy proved effective as the Fund reported a positive total return of 4.51%* for the year ended March 31, 1999 and ranked 7 out of 29 funds, based on total return, in the Lipper Short Municipal Debt Funds category**, for the same period. While with a cumulative total return of 23.86%* for the five years ended March 31, 1999, the Fund ranked 12 out of 18 funds in the same Lipper category for the five year period. Looking forward, we remain cautiously optimistic regarding market prospects and confident in the Fund's structure and strategy.

---------------------------------------------
   Short-Term Tax-Exempt Securities Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/99*
---------------------------------------------
1 year   5 years   Since Inception (12/31/92)
---------------------------------------------
 4.51%    4.38%                4.18%
---------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                      Lehman Brothers 3 Year
           Short-Term Tax-Exempt Securities Fund      Municipal Bond Index***
           -------------------------------------      -----------------------
31-Dec-92                 $10,000                              $10,000
31-Mar-93                 $10,165                              $10,203
31-Mar-94                 $10,425                              $10,480
31-Mar-95                 $10,784                              $11,000
31-Mar-96                 $11,369                              $11,710
31-Mar-97                 $11,773                              $12,210
31-Mar-98                 $12,363                              $12,960
31-Mar-99                 $12,921                              $13,647

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Short-Term Tax-Exempt Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in three years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------
  For the fiscal year ended March 31, 1999, the Fund posted a positive total return of 5.53%* and ranked 22 out of 137 funds, based on total return, in the Lipper Intermediate Municipal Debt Fund category** for the same period. The Fund has also performed well longer term, ranking 15 and 6 among 85 and 24 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 1999, with cumulative total returns of 38.31%* and 101.88%,* respectively. As yields moved temporarily higher at the start of the first fiscal quarter, we put most of the Fund's cash to work to extend maturities. Other portfolio activity in the quarter involved essentially improving the Fund's structure, adding slightly lower coupon bonds and bonds with better call protection. While the market didn't make a huge move in the quarter, our decision to extend maturities proved advantageous as it allowed the Fund to capture some higher yields in the backup that followed. The Fund's structure and strategy proved beneficial during the second fiscal quarter, and we made no major changes to the portfolio, essentially adjusting the average maturity of the portfolio slightly downward to position the Fund for the longer term, for a time when interest rates would drop. While rates did not drop in the third quarter, the Fund still managed to perform well for the period. During the fiscal fourth quarter, given the generally lackluster environment, no substantive changes were made to the Fund's holdings, structure, or strategy. As most of the Fund's restructuring was accomplished toward the end of the prior quarter, we felt no further changes were warranted. The Fund remained essentially fully invested. This stance resulted in performance in line with and/or slightly below the various relevant benchmark indices. We remain confident in the Fund's structure and strategy going forward.

---------------------------------------------
    Intermediate-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/99*
---------------------------------------------
1 year          5 years          10 years
---------------------------------------------
 5.53%            6.69%           7.15%
---------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                          Lehman Brothers 5 Year
             Intermediate-Term Tax-Exempt Fund          Municipal G.O. Bond Index***
             ---------------------------------          ----------------------------
31-Mar-89                 $10,000                                 $10,000
31-Mar-90                 $10,744                                 $10,957
31-Mar-91                 $11,672                                 $11,948
31-Mar-92                 $12,600                                 $13,002
31-Mar-93                 $14,075                                 $14,334
31-Mar-94                 $14,438                                 $14,694
31-Mar-95                 $15,353                                 $15,569
31-Mar-96                 $16,646                                 $16,754
31-Mar-97                 $17,388                                 $17,447
31-Mar-98                 $18,920                                 $18,826
31-Mar-99                 $19,967                                 $19,898

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Intermediate-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 5 year Municipal G.O. Bond Index is an unmanaged total return performance benchmark for investment-grade tax-exempt government obligation bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.     NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

  For the first fiscal quarter of the year ended March 31, 1999, as yields edged higher, we utilized most of the Fund's available cash to extend maturities. We also worked to improve the portfolio's overall quality and call protection--selling higher-coupon bonds with shorter call protection in favor of modestly lower-coupon securities with better (ten-year) call protection. While the market didn't make a huge move in the quarter, our decision to extend maturities proved effective as it permitted the Fund to capture some higher yields in the backup that followed. The Fund's structure and strategy proved beneficial during the second fiscal quarter as well; as a result, we made no major changes to the portfolio, essentially adjusting the average maturity of the portfolio slightly downward to position the Fund for the longer term, for a time when interest rates would drop. While rates did not in fact decline in the third fiscal quarter, the Fund still managed to perform well for the period. During the fiscal fourth quarter, given the generally lackluster environment, no substantive changes were made to the Fund's holdings, structure, or strategy. As most of the Fund's restructuring was accomplished toward the end of the prior quarter, we felt no further changes were warranted. The Fund remained essentially fully invested. The Fund completed the fiscal year ended March 31, 1999, with a total return of 5.16%*. For the five years ended March 31, 1999, the Fund posted a cumulative total return of 34.73%*. Going forward, we remain confident in the Fund's structure and strategy, and cautiously optimistic regarding near-term market prospects.

---------------------------------------------
New York Intermediate-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/99*
---------------------------------------------
1 year   5 year     Since Inception (5/31/90)
---------------------------------------------
 5.16%    6.14%              6.42%
---------------------------------------------

                          [LINE GRAPH APPEARS HERE]


                                                                Lehman Brothers 5 Year
            New York Intermediate-Term Tax-Exempt Fund          Municipal Bond Index**
            ------------------------------------------        ---------------------------
31-May-90                     $10,000                                   $10,000
31-Mar-91                     $10,754                                   $10,797
31-Mar-92                     $11,552                                   $11,775
31-Mar-93                     $12,623                                   $12,997
31-Mar-94                     $12,988                                   $13,660
31-Mar-95                     $13,638                                   $14,150
31-Mar-96                     $14,561                                   $15,180
31-Mar-97                     $15,210                                   $15,810
31-Mar-98                     $16,480                                   $17,020
31-Mar-99                     $17,330                                   $17,999

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in New York Intermediate-Term Tax-Exempt Fund and a broad-based index since 5/31/90 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.                      LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

  The Fund finished the fiscal year ended March 31, 1999, with a total return of 5.42%* and ranking 63 out of 252 funds, based on total return, in the Lipper General Municipal Debt Fund category.** The Fund's long-term performance has been excellent as well, ranking first among 146 and 75 funds, respectively, in the same Lipper category for both the five and ten years ended March 31, 1999, with cumulative total returns of 51.34%* and 139.93%,* respectively. Regarding portfolio activity, at the start of the fiscal year, we deployed most of the Fund's cash to lengthen maturities. We also improved the Fund's structure, adding lower coupon bonds and bonds with better call protection. Our decision to extend maturities proved fortuitous as the Fund was able to capture some higher yields later in the quarter. In the ensuing quarters of the fiscal year, as we were satisfied with the Fund's structure and strategy, we made no significant changes to the portfolio. In the second fiscal quarter, in anticipation of an eventual drop in interest rates, we did bring the average maturity of the portfolio down slightly. While rates did not drop in the third quarter, the Fund still managed to perform well in the period. In the final quarter of the fiscal year, we did raise a modest amount of cash; we note that the Fund's slightly longer average maturity, relative to most of its peers, led the fund to modestly underperform its benchmark indices for the three-month period. Short-term performance issues aside, we continue to believe firmly in the Fund's long-term prospects.

---------------------------------------------
        Long-Term Tax-Exempt Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/99*
---------------------------------------------
1 year            5 years           10 years
---------------------------------------------
 5.42%             8.64%              9.14%
---------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                   Lehman Brothers Current
                Long Term Tax-Exempt Fund          Municipal Bond Index***
                -------------------------       ------------------------------
03-Mar-89                $10,000                            $10,000
31-Mar-90                $11,067                            $10,997
31-Mar-91                $12,186                            $12,017
31-Mar-92                $13,306                            $13,203
31-Mar-93                $15,481                            $14,898
31-Mar-94                $15,850                            $15,106
31-Mar-95                $17,595                            $16,035
31-Mar-96                $19,281                            $17,242
31-Mar-97                $20,293                            $18,117
31-Mar-98                $22,765                            $19,983
31-Mar-99                $23,999                            $21,203

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in Long-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers Current Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
* Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
+ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC               CALIFORNIA.TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------

The municipal bond market remained remarkably steady during the fiscal year ended March 31, 1999 despite a volatile Treasury bond market. While Treasuries responded to the "tug of war" between a strong domestic economy and slowing global economies, supply and demand factors kept municipal bond yields in a much narrower range. The supply of tax-exempt bonds soared during calendar year 1998 as municipalities took advantage of low rates. Total issuance for the year was $284 billion, just below the all-time record of $292 billion in 1993. The tax-exempt bond market performed strongly despite the significant rise in new bond issuance. Regarding portfolio activity, we kept the portfolio fully invested during the entire fiscal year with an average maturity of just under 5 years. We downplayed uninsured credits which we felt might be impacted either by the deregulatory trends in the power industry, or by the effects of Proposition 218 in California. Additionally, we emphasized high quality bonds over lower rated credits because of relatively tight credit spreads. For the fiscal year ended March 31, 1999 the Fund posted a total return 4.74%*. We remain confident in the Fund's structure and strategy going forward.

---------------------------------------------
    California Tax-Exempt Income Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/99*
---------------------------------------------
 1 year     Since Inception (10/1/96)
---------------------------------------------
  4.74%               5.27%
---------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                                Merrill Lynch 3-7 Year
              California Tax-Exempt Income Fund                   Municipal Index**
              ---------------------------------                 ----------------------
01-Oct-96                  $10,000                                     $10,000
31-Mar-97                  $10,105                                     $10,188
30-Sep-97                  $10,574                                     $10,670
31-Mar-98                  $10,855                                     $10,975
30-Sep-98                  $11,199                                     $11,407
31-Mar-99                  $11,370                                     $11,611


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in California Tax-Exempt Income Fund and a broad-based index since 10/1/96 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of three to seven years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Tax-Exempt Funds, Inc.
Statements of Assets and Liabilities
March 31, 1999


                                                          New York
                            Short-Term   Intermediate-  Intermediate-               California
                            Tax-Exempt       Term           Term        Long-Term   Tax-Exempt
                            Securities    Tax-Exempt     Tax-Exempt     Tax-Exempt    Income
                               Fund          Fund           Fund           Fund        Fund
                            -----------  -------------  -------------  ------------ -----------
  ASSETS:
   Investments, at cost--
    see accompanying
    portfolios............  $46,805,976  $309,337,561   $150,446,510   $177,100,146 $63,991,190
                            ===========  ============   ============   ============ ===========
   Investments, at value
    (Note 1)..............  $47,271,954  $320,197,190   $153,092,287   $181,066,284 $65,159,605
   Cash...................           31            40             13              5         --
   Interest receivable....      554,439     4,874,832      2,036,451      2,422,336     862,312
   Receivable for fund
    shares sold...........        7,936       115,481        402,736        176,167     199,998
   Receivable due from
    investment adviser....          --            --             --             --       47,488
   Prepaid expenses.......        1,050         7,057          3,386          5,051       1,258
   Unamortized
    organization costs
    (Note 5)..............          --            --             --             --       15,747
                            -----------  ------------   ------------   ------------ -----------
   Total Assets...........   47,835,410   325,194,600    155,534,873    183,669,843  66,286,408

  LIABILITIES:
   Payable for dividends
    declared..............      125,658     1,011,819        399,759        624,828     190,078
   Payable for fund shares
    redeemed..............      157,389         5,352        190,000        469,363       9,998
   Payable for investments
    purchased.............    2,360,849           --             --             --    1,141,513
   Investment advisory
    fees payable (Note
    2)....................       10,149        69,884         60,264         52,702         --
   Administration fees
    payable (Note 2)......        4,884        47,839         21,746         21,940       8,421
   Administration service
    fees payable (Note
    2)....................        2,341        19,702          2,419         13,926       8,708
   Directors' fees payable
    (Note 2)..............          527         4,299          2,179          2,459         638
   Accrued expenses and
    other payables........       12,333        47,890         31,421         37,159      16,003
                            -----------  ------------   ------------   ------------ -----------
   Total Liabilities......    2,674,130     1,206,785        707,788      1,222,377   1,375,359
                            -----------  ------------   ------------   ------------ -----------

  NET ASSETS..............  $45,161,280  $323,987,815   $154,827,085   $182,447,466 $64,911,049
                            ===========  ============   ============   ============ ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $      (121) $         (1)  $        (31)  $     28,847 $    13,538
   Accumulated net
    realized gain (loss)
    on investments........     (318,820)      186,056      1,577,857      1,044,303     (10,664)
   Unrealized appreciation
    of investments........      465,978    10,859,629      2,645,777      3,966,138   1,168,415
   Par value (Note 4).....        6,296        34,128         17,598         18,492       8,949
   Paid in capital in
    excess of par value...   45,007,947   312,908,003    150,585,884    177,389,686  63,730,811
                            -----------  ------------   ------------   ------------ -----------
  Total Net Assets........  $45,161,280  $323,987,815   $154,827,085   $182,447,466 $64,911,049
                            ===========  ============   ============   ============ ===========
  Shares of Common Stock
   Outstanding............    6,296,243    34,128,463     17,597,945     18,492,281   8,948,750

  NET ASSET VALUE PER
   SHARE..................        $7.17         $9.49          $8.80          $9.87       $7.25
                                  =====         =====          =====          =====       =====

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Operations
Year Ended March 31, 1999


                                                           New York
                               Short-Term  Intermediate- Intermediate-             California
                               Tax-Exempt      Term          Term      Long-Term   Tax-Exempt
                               Securities   Tax-Exempt    Tax-Exempt   Tax-Exempt    Income
                                  Fund         Fund          Fund         Fund        Fund
                               ----------  ------------- ------------- ----------  ----------
  INVESTMENT INCOME:
   Interest income...........  $1,678,199   $13,334,376   $6,536,631   $8,296,207  $1,999,826
                               ----------   -----------   ----------   ----------  ----------
  EXPENSES:
   Investment advisory fees
    (Note 2).................     120,879     1,030,742      729,969      841,704     240,924
   Administration fees (Note
    2).......................      61,649       450,581      223,371      257,561      73,723
   Administrative servicing
    fees (Note 2)............      28,718       187,595       33,738      165,129     139,233
   Registration and filing
    fees.....................      13,524        15,869        1,741       20,317       3,154
   Custodian fees............      13,112        74,618       38,000       45,611      12,223
   Shareholder servicing
    agent fees...............      11,953        19,339       10,047       49,336      22,662
   Legal and audit fees......       5,701        33,646       24,569       19,698       6,380
   Directors' fees and
    expenses (Note 2)........       2,208        17,145        8,600       10,158       2,739
   Shareholder reports.......       1,855        17,270        8,665       10,843       2,269
   Amortization of
    organization costs (Note
    5).......................         --            --           --           --        6,289
   Miscellaneous expenses....       4,295        38,523       13,607       25,829      11,549
                               ----------   -----------   ----------   ----------  ----------
   Total Expenses............     263,894     1,885,328    1,092,307    1,446,186     521,145
   Fees waived and reimbursed
    by investment adviser and
    administrators (Note 2)..     (28,718)     (187,595)     (33,738)    (165,129)   (280,438)
                               ----------   -----------   ----------   ----------  ----------
   Net Expenses..............     235,176     1,697,733    1,058,569    1,281,057     240,707
                               ----------   -----------   ----------   ----------  ----------
  NET INVESTMENT INCOME......   1,443,023    11,636,643    5,478,062    7,015,150   1,759,119
                               ----------   -----------   ----------   ----------  ----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (Note 1):
   Net realized gain (loss)
    on security
    transactions.............     244,067     6,083,660    3,648,244    5,951,423     (10,664)
   Change in unrealized
    appreciation/depreciation
    of investments during the
    year.....................     100,182    (2,332,942)  (1,805,087)  (4,375,908)    487,683
                               ----------   -----------   ----------   ----------  ----------
  Net realized and unrealized
   gain on investments.......     344,249     3,750,718    1,843,157    1,575,515     477,019
                               ----------   -----------   ----------   ----------  ----------
  Net increase in net assets
   resulting from
   operations................  $1,787,272   $15,387,361   $7,321,219   $8,590,665  $2,236,138
                               ==========   ===========   ==========   ==========  ==========

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Changes in Net Assets


                                                            New York
                              Short-Term   Intermediate-  Intermediate-                California
                              Tax-Exempt       Term           Term        Long-Term    Tax-Exempt
                              Securities    Tax-Exempt     Tax-Exempt     Tax-Exempt     Income
                                 Fund          Fund           Fund           Fund         Fund
                              -----------  -------------  -------------  ------------  -----------
  Year Ended March 31, 1999
  Net investment income.....  $ 1,443,023  $ 11,636,643   $  5,478,062   $  7,015,150  $ 1,759,119
  Net realized gain (loss)
   on investments...........      244,067     6,083,660      3,648,244      5,951,423      (10,664)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................      100,182    (2,332,942)    (1,805,087)    (4,375,908)     487,683
                              -----------  ------------   ------------   ------------  -----------
  Net increase in net assets
   resulting from
   operations...............    1,787,272    15,387,361      7,321,219      8,590,665    2,236,138
  Distributions to
   shareholders:
   From net investment
    income..................   (1,442,902)  (10,672,361)    (5,408,610)    (7,009,654)  (1,759,122)
   In excess of net
    investment income.......         (121)     (964,283)           (31)           --           --
   From net realized gain on
    investments.............          --     (4,188,867)    (1,856,161)    (4,889,887)         --
  Increase in net assets
   from fund share
   transactions (Note 4)....    2,471,554    53,410,128     23,476,913     36,221,177   31,868,218
                              -----------  ------------   ------------   ------------  -----------
  Net increase in net
   assets...................    2,815,803    52,971,978     23,533,330     32,912,301   32,345,234
  NET ASSETS:
   Beginning of year........   42,345,477   271,015,837    131,293,755    149,535,165   32,565,815
                              -----------  ------------   ------------   ------------  -----------
   End of year (1)..........  $45,161,280  $323,987,815   $154,827,085   $182,447,466  $64,911,049
                              ===========  ============   ============   ============  ===========
  (1) Including
   undistributed
   (distributions in excess
   of) net investment
   income...................  $      (121) $         (1)  $        (31)  $     28,847  $    13,538
                              ===========  ============   ============   ============  ===========
  Year Ended March 31, 1998
  Net investment income.....  $ 1,548,052  $ 11,248,285   $  4,755,911   $  5,590,649  $ 1,008,765
  Net realized gain on
   investments..............       74,408     3,134,713      1,166,547      1,490,047       14,150
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................      350,314     6,670,419      3,269,041      6,969,186      786,139
                              -----------  ------------   ------------   ------------  -----------
  Net increase in net assets
   resulting from
   operations...............    1,972,774    21,053,417      9,191,499     14,049,882    1,809,054
  Distributions to
   shareholders:
   From net investment
    income..................   (1,547,934)  (10,925,984)    (4,755,911)    (5,521,851)  (1,008,765)
   In excess of net
    investment income.......         (123)          --             (32)           --           --
   From net realized gain on
    investments.............          --       (322,255)           --      (1,525,577)         --
   In excess of net realized
    gain on investments.....          --            --             --         (49,489)         --
  Increase in net assets
   from fund share
   transactions (Note 4)....      843,112    17,160,382     24,606,206     34,655,748   18,533,553
                              -----------  ------------   ------------   ------------  -----------
  Net increase in net
   assets...................    1,267,829    26,965,560     29,041,762     41,608,713   19,333,842
  NET ASSETS:
   Beginning of year........   41,077,648   244,050,277    102,251,993    107,926,452   13,231,973
                              -----------  ------------   ------------   ------------  -----------
   End of year (2)..........  $42,345,477  $271,015,837   $131,293,755   $149,535,165  $32,565,815
                              ===========  ============   ============   ============  ===========
 --------
  (2) Including
   undistributed
   (distributions in excess
   of) net investment
   income...................  $      (121) $        --    $        (32)  $     55,607  $       --
                              ===========  ============   ============   ============  ===========

 --------

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Tax-Exempt Funds, Inc.
Financial Highlights--Selected Per Share Data and Ratios


 For a Fund share outstanding throughout each period.

                                                                                      Dividends   Distributions
                           Net Asset             Net Realized    Total    Dividends  in Excess of   From Net
                            Value,      Net     and Unrealized    From     From Net      Net        Realized
                           Beginning Investment  Gain (Loss)   Investment Investment  Investment     Gain on
                           of Period   Income   on Investments Operations   Income      Income     Investments
                           --------- ---------- -------------- ---------- ---------- ------------ -------------
  SHORT-TERM TAX-EXEMPT SECURITIES FUND--(12/31/92*)
   Year Ended March 31,
   1995...................  $ 6.99     $0.25        $(0.02)      $0.23      $(0.25)        --        $(0.01)
   1996...................    6.96      0.28          0.09        0.37       (0.28)        --           --
   1997...................    7.05      0.26         (0.01)       0.25       (0.27)        --           --
   1998...................    7.03      0.27          0.08        0.35       (0.27)        -- #         --
   1999...................    7.11      0.26          0.06        0.32       (0.26)        --           --
  INTERMEDIATE-TERM TAX-EXEMPT FUND--(12/3/85*)
   Year Ended March 31,
   1995...................  $ 8.64     $0.37        $ 0.16       $0.53      $(0.37)        --           --
   1996...................    8.80      0.40          0.32        0.72       (0.40)        --           --
   1997...................    9.12      0.40           --         0.40       (0.41)        --           --
   1998...................    9.11      0.42          0.37        0.79       (0.41)        --        $(0.01)
   1999...................    9.48      0.38          0.14        0.52       (0.35)     $(0.03)       (0.13)
  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND--(5/31/90*)
   Year Ended March 31,
   1995...................  $ 8.18     $0.33        $ 0.15       $0.48      $(0.33)        --        $(0.09)
   1996...................    8.24      0.35          0.20        0.55       (0.35)        --           --
   1997...................    8.44      0.36          0.01        0.37       (0.36)        --           --
   1998...................    8.45      0.35          0.34        0.69       (0.35)        -- #         --
   1999...................    8.79      0.33          0.12        0.45       (0.33)        --         (0.11)
  LONG-TERM TAX-EXEMPT FUND--(2/5/86*)
   Year Ended March 31,
   1995...................  $ 8.87     $0.43        $ 0.50       $0.93      $(0.43)        --        $(0.10)
   1996...................    9.27      0.47          0.39        0.86       (0.46)        --         (0.14)
   1997...................    9.53      0.46          0.03        0.49       (0.46)        --         (0.13)
   1998...................    9.43      0.44          0.71        1.15       (0.43)        --         (0.12)
   1999...................   10.03      0.42          0.12        0.54       (0.42)        --         (0.28)
  CALIFORNIA TAX-EXEMPT INCOME FUND--(10/1/96*)
   Period ended March 31,
   1997...................  $ 7.00     $0.12        $(0.05)      $0.07      $(0.12)        --           --
   Year Ended March 31,
   1998...................    6.95      0.28          0.23        0.51       (0.28)        --           --
   1999...................    7.18      0.27          0.07        0.34       (0.27)        --           --

 * Commencement of operations
 **  Annualized
 + Expense ratios before waiver of fees and reimbursement of expenses (if any)
   by adviser and administrators.
 # Amount represents less than $0.01 per share.


                       See Notes to Financial Statements

                                                                Ratio of   Ratio of    Ratio of
  Distributions                                                   Net        Gross       Net
  in Excess of                  Net Asset          Net Assets, Operating   Operating  Investment
  Net Realized                   Value,                End      Expenses   Expenses     Income   Portfolio   Fee
     Gain on          Total        End    Total     of Period  to Average to Average  to Average Turnover  Waivers
   Investments    Distributions of Period Return     (000's)   Net Assets Net Assets+ Net Assets   Rate    (Note 2)
  -------------   ------------- --------- ------   ----------- ---------- ----------- ---------- --------- --------
       --            $(0.26)      $6.96    3.45%    $ 48,188     0.59%       0.61%      3.60%      565%       --
       --             (0.28)       7.05    5.42%      42,970     0.58%       0.64%      4.05%      124%       --
       --             (0.27)       7.03    3.55%      41,078     0.58%       0.65%      3.73%       87%       --
       --             (0.27)       7.11    5.01%      42,345     0.59%       0.65%      3.76%       58%       -- #
       --             (0.26)       7.17    4.51%      45,161     0.58%       0.65%      3.58%       47%       -- #
       --            $(0.37)      $8.80    6.34%    $234,990     0.61%       0.64%      4.28%      362%       --
       --             (0.40)       9.12    8.30%     255,178     0.60%       0.65%      4.44%       50%       --
       --             (0.41)       9.11    4.58%     244,050     0.58%       0.64%      4.56%       28%       --
       --             (0.42)       9.48    8.81%     271,016     0.58%       0.64%      4.47%       30%       -- #
       --             (0.51)       9.49    5.53%     323,988     0.58%       0.64%      3.95%       48%       -- #
       --            $(0.42)      $8.24    6.05%    $ 87,164     0.78%       0.80%      4.06%      563%       --
       --             (0.35)       8.44    6.77%      96,407     0.75%       0.77%      4.15%      154%       --
       --             (0.36)       8.45    4.46%     102,252     0.72%       0.75%      4.25%       89%       --
       --             (0.35)       8.79    8.35%     131,294     0.71%       0.74%      4.08%       47%       -- #
       --             (0.44)       8.80    5.16%     154,827     0.73%       0.75%      3.75%       65%       -- #
       --            $(0.53)      $9.27   11.01%    $ 78,880     0.80%       0.83%      4.86%      214%       --
       --             (0.60)       9.53    9.35%      91,058     0.77%       0.82%      4.85%      185%     $0.01
       --             (0.59)       9.43    5.47%     107,926     0.74%       0.81%      4.80%      125%      0.01
       -- #           (0.55)      10.03   12.18%     149,535     0.74%       0.81%      4.40%       83%      0.01
       --             (0.70)       9.87    5.42%     182,447     0.76%       0.86%      4.17%       88%      0.01
       --            $(0.12)      $6.95    2.12%**  $ 13,232     0.66%**     1.53%**    3.69%**      7%**   $0.03
       --             (0.28)       7.18    7.42%      32,566     0.50%       1.24%      3.90%       14%      0.05
       --             (0.27)       7.25    4.74%      64,911     0.50%       1.08%      3.65%        5%      0.04


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Short-Term Tax-Exempt Securities Fund





 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 103.35%

 $1,900,000 Boston, Massachusetts, General Obligation Bonds,
            Series A, (FGIC), 4.500%, 01/01/2002.................   $ 1,938,802
  1,700,000 Burlington County, New Jersey, General Obligation
            Bonds, 5.20%, 10/01/2000.............................     1,752,690
  1,275,000 Chicago, Illinois, Sales Tax Revenue Bonds, (FGIC),
            4.000%, 01/01/2001...................................     1,285,676
  1,000,000 Cobb County & Marietta, Georgia, Water Authority,
            Water Refunding Revenue Bonds, 4.900%, 11/01/2002....     1,041,942
  1,000,000 Columbus, Ohio, General Obligation Revenue Bonds,
            Series 1, 5.000%, 06/15/2005.........................     1,056,666
  1,000,000 Connecticut State Special Assessment Unemployment
            Compensation Advisory Fund, Refunding Revenue Bonds,
            Series A, (AMBAC), 5.500%, 05/15/2001................     1,041,146
  1,000,000 Connecticut State Special Tax Obligation Refunding
            Revenue Bonds, Transportation Infrastructure
            Purposes, Series C, (FGIC), 5.500%, 10/01/2000.......     1,035,359
  2,000,000 Delaware State, General Obligation Bonds, Series A,
            4.250%, 03/01/2004...................................     2,034,572
  1,800,000 Fort Worth, Texas, Water & Sewer Refunding Revenue
            Bonds, 5.000%, 02/15/2004............................     1,888,637
  1,900,000 Georgia State Tollway Authority, State Guaranteed
            Refunding Revenue Bonds, Georgia 400 Project,
            4.500%, 07/01/2001...................................     1,944,815
  1,500,000 Hawaii State General Obligation Bonds, Series CS,
            (MBIA), 5.250%, 04/01/2004...........................     1,586,997
  1,250,000 Honolulu, Hawaii, City & County General Obligation
            Bonds, Series C, (FGIC),
            5.000%, 07/01/2004...................................     1,307,986
  2,000,000 Jackson County, Mississippi, Port Facilities Revenue
            Bonds, Chevron USA, Inc. Project,
            3.150%, 06/01/2023+..................................     2,000,000
  1,800,000 Michigan State Building Authority Revenue Bonds,
            Series 1, 4.500%, 10/15/2004.........................     1,855,118
  1,700,000 Minneapolis, Minnesota, Special School District No.
            001, Certificates of Participation, Series A, (MBIA),
            5.500%, 02/01/2003...................................     1,807,710

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $1,275,000 Monmouth County, New Jersey, General Obligation
            Bonds, 5.000%, 10/01/2000............................   $ 1,311,941
  1,900,000 Monroe County, New York, Refunding Public Improvement
            General Obligation Bonds, Series A, 5.000%,
            03/01/2001...........................................     1,957,678
  1,000,000 Municipal Assistance Corporation for New York City,
            New York, Revenue Bonds, Series E,
            5.500%, 07/01/2000...................................     1,028,903
  3,000,000 Municipal Assistance Corporation for New York City,
            New York, Revenue Bonds, Series I,
            5.250%, 07/01/2003...................................     3,166,644
  1,000,000 Nebraska Public Power Distribution Revenue Bonds,
            Series B, 5.000%, 01/01/2002.........................     1,033,904
  2,000,000 New Jersey State Transportation Corp. Revenue Bonds,
            Capital Grant Anticipation Notes, Series A, (FSA),
            5.250%, 09/01/2001...................................     2,064,276
  1,000,000 New York City, New York, General Obligation Bonds,
            Subseries E-3, 2.650%, 08/01/2023+...................     1,000,000
  1,700,000 North Carolina State General Obligation Unlimited
            Revenue Bonds, Series A, 4.750%, 04/01/2003..........     1,765,164
  1,500,000 Omaha Public Power District, Nebraska, Electric
            Refunding Revenue Bonds, Series A,
            5.000%, 02/01/2001...................................     1,539,548
  1,000,000 Pennsylvania Intergovernmental Coop Authority Special
            Tax Revenue Bonds, Philadelphia Funding Program,
            (FGIC), 5.000%, 06/15/2004...........................     1,046,037
  2,000,000 Stamford, Connecticut, Refunding General Obligation
            Bonds, 5.000%, 07/15/2002............................     2,091,700
  1,000,000 Suffolk County, New York, Industrial Development
            Agency, Southwest Sewer Systems Revenue Bonds,
            (MBIA),
            4.250%, 02/01/2001...................................     1,014,767
  2,000,000 Texas State General Obligation Bonds, Series B,
            5.000%, 10/01/2001...................................     2,076,076
  2,000,000 Valdez, Alaska Marine Terminal, Exxon Pipeline Co.
            Project Revenue Bonds,
            3.150%, 10/01/2025+..................................     2,000,000
                                                                    -----------
                                                                     46,674,754
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Short-Term Tax-Exempt Securities Fund -- (continued)





                                                                       Value
   Shares                                                             (Note 1)
 ----------                                                         ------------

 OTHER INVESTMENTS -- 1.32%

    270,700 Dreyfus Tax-Exempt Cash Management Fund..............   $    270,700
    326,500 Shearson Tax-Exempt Municipal Fund...................        326,500
                                                                    ------------
                                                                         597,200
                                                                    ------------

TOTAL INVESTMENTS
(Cost $46,805,976*)........................................ 104.67% $47,271,954
OTHER ASSETS AND LIABILITIES (NET).........................  (4.67)  (2,110,674)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $45,161,280
                                                            ======  ===========

--------
*  Aggregate cost for Federal tax and book purposes
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1999, approximately, 18% and 11% of the net assets are invested in New York and New Jersey municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Intermediate-Term Tax-Exempt Fund




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- 97.11%
 $10,000,000 Alabama State Public School & College Authority,
             Capital Improvement Revenue Bonds, (MBIA),
             5.250%, 11/01/2005.................................   $ 10,740,810
  10,000,000 Arapahoe County, Colorado, Capital Improvement
             Transportation Fund, Highway Revenue Bonds,
             7.000%, 08/31/2026.................................     11,921,590
  10,000,000 Chicago, Illinois, General Obligation Bonds, Series
             A, (FGIC),
             5.500%, 01/01/2008.................................     10,453,370
  10,000,000 Connecticut State General Obligation Bonds, Series
             C, 5.500%, 08/01/2006..............................     10,924,710
  20,000,000 Connecticut State Special Tax Obligation Refunding
             Revenue Bonds, Transportation Infrastructure,
             Series A, (FGIC), 5.500%, 10/01/2010...............     22,121,260
  10,000,000 Fairfax County, Virginia, Refunding General
             Obligation Bonds, Series C, 5.250%, 05/01/2008.....     10,585,790
  10,000,000 Florida State Board of Education Refunding General
             Obligation Bonds, Series A, 5.000%, 06/01/2007.....     10,597,350
  10,000,000 Florida State Division Board Finance Department,
             General Services Refunding Revenue Bonds, Series A,
             Environment Protection-Preservation 2000, Series A,
             (FSA), 5.500%, 07/01/2008..........................     11,076,190
  10,000,000 Georgia State General Obligation Bonds, Series C,
             6.500%, 07/01/2004.................................     11,273,390
  10,000,000 Hawaii State General Obligation Bonds, Series CS,
             (MBIA), 5.000%, 04/01/2007.........................     10,531,890
  10,000,000 Honolulu, Hawaii, City & County General Obligation
             Refunding Bonds, Series C, (FGIC),
             5.500%, 11/01/2006.................................     10,809,450
  10,000,000 Jacksonville, Florida, Electric Authority Refunding
             Revenue Bonds, St. Johns River, Issue 2-15, 5.500%,
             10/01/2006.........................................     10,956,910
  10,000,000 Lower Colorado River Authority of Texas, Refunding
             Revenue Bonds, 6th Series,
             5.000%, 01/01/2009.................................     10,416,430

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $10,000,000 Maryland State & Local Facilities, Public
             Improvements Correctional Facilities, 3rd Series,
             5.700%, 10/15/2006.................................   $ 10,866,720
  10,000,000 Massachusetts State Public Improvements, General
             Obligation Bonds, Series C, (MBIA),
             5.625%, 08/01/2011.................................     10,981,570
  10,000,000 New Jersey State, Transportation Trust Fund Revenue
             Bonds, Transportation System, Series A, (AMBAC),
             5.250%, 06/15/2008.................................     10,686,010
  10,000,000 New York City, New York, Municipal Assistance
             Corp., Series G, 6.000%, 07/01/2006................     11,134,090
  10,000,000 New York State Dormitory Authority, State
             University Educational Facilities, Series A,
             6.000%, 05/15/2025.................................     11,267,910
  10,000,000 New York State Power Authority & General Purpose
             Refunding Revenue Bonds, Series A,
             5.000%, 02/15/2007.................................     10,544,780
  10,000,000 New York State, Environmental Facilities Corp.
             Pollution Control, State Water Sub-Revolving Fund,
             Series E, (MBIA), 5.500%, 06/15/2005...............     10,816,470
  10,000,000 New York State, Local Government Assistance Corp.
             Revenue Bonds, Series A, (AMBAC),
             5.500%, 04/01/2005.................................     10,793,150
  10,000,000 Ocean County, New Jersey, Utilities Authority
             Wastewater Revenue Bonds,
             5.000%, 01/01/2009.................................     10,519,500
  10,000,000 Ohio State Public Facilities Commission Revenue
             Bonds, Series II-B, (MBIA), 5.000%, 11/01/2007.....     10,537,930
  10,000,000 Pennsylvania State General Obligation Refunding
             Revenue Bonds, (AMBAC), 5.125%, 09/15/2006.........     10,729,020
  10,000,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
             Series A, 5.000%, 02/01/2008.......................     10,554,530
  10,000,000 Triborough Bridge & Tunnel Authority, New York,
             Special Obligation Revenue Bonds, Series A, (FGIC),
             5.500%, 01/01/2008.................................     10,843,920
  10,000,000 Utah State General Obligation Bonds, Series A,
             5.000%, 07/01/2007.................................     10,660,020

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Intermediate-Term Tax-Exempt Fund -- (continued)



  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)

 $10,000,000 Wisconsin State Refunding General Obligation
             Revenue Bonds, 6.200%, 05/01/2006..................   $ 11,285,830
                                                                   ------------
                                                                    314,630,590
                                                                   ------------
   Shares
 -----------
 OTHER INVESTMENTS -- 1.72%

   5,566,600 Dreyfus Tax-Exempt Cash Management Fund............      5,566,600
                                                                   ------------

TOTAL INVESTMENTS
(Cost $309,337,561*)......................................  98.83% $320,197,190
OTHER ASSETS AND LIABILITIES (NET)........................   1.17     3,790,625
                                                           ------  ------------
NET ASSETS................................................ 100.00% $323,987,815
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1999, approximately, 20% of the net assets are invested in New York municipal securities and approximately 10% of the net assets are invested in each of the Connecticut and Florida municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
New York Intermediate-Term Tax-Exempt Fund



  Principal                                                            Value
   Amount                                                             (Note 1)
 -----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 88.86%
 $10,000,000 Long Island Power Authority, New York, Electric
             Systems Revenue Bonds, Series A, (AMBAC), 5.500%,
             12/01/2009..........................................   $ 10,910,000
   6,000,000 Metropolitan Transportation Authority of New York,
             Transportation Facilities Revenue Bonds, Series M,
             (FGIC), 5.500%, 07/01/2008..........................      6,568,278
   5,000,000 Monroe County, New York, Public Improvement
             Refunding General Obligation Bonds, Series A,
             5.500%, 03/01/2006..................................      5,452,250
  10,000,000 Municipal Assistance Corp., City of New York, Series
             G, 6.000%, 07/01/2007...............................     11,206,340
   5,000,000 Nassau County, New York, General Obligation Bonds,
             Series Z, (FGIC),
             4.750%, 09/01/2006..................................      5,222,135
   5,000,000 New York & New Jersey Port Authority Revenue Bonds,
             4.250%, 12/01/2005..................................      5,107,535
  10,000,000 New York City, New York, City Transitional Finance
             Authority, Future Tax Revenue Bonds, Series A,
             5.250%, 08/15/2009..................................     10,680,600
   5,000,000 New York City, New York, General Obligation Bonds,
             Series G, 5.250%, 08/01/2008........................      5,279,015
   5,000,000 New York State Dormitory Authority, Cornell
             University Revenue Bonds, 5.125%, 07/01/2006........      5,339,380
   5,000,000 New York State Environmental Facilities Corp.,
             Pollution Control Revenue Bonds, State Water
             Revolving Fund, Series E, (MBIA), 5.500%,
             06/15/2007..........................................      5,454,145
  10,000,000 New York State Local Government Assistance Corp.
             Revenue Bonds, Series A, (FGIC),
             5.000%, 04/01/2009..................................     10,497,720
   5,000,000 New York State Power Authority & General Purpose
             Revenue Bonds, Series A,
             5.000%, 02/15/2007..................................      5,272,390
   5,000,000 New York State Thruway Authority General Revenue
             Bonds, Series E, 5.500%, 01/01/2006.................      5,414,905
   5,000,000 New York State Thruway Authority Highway & Bridge
             Revenue Bonds, Series G, (FGIC),
             5.500%, 04/01/2008..................................      5,424,460
   7,000,000 New York State Thruway Authority Service Contract
             Revenue Bonds, Local Highway & Bridge,
             6.000%, 04/01/2005..................................      7,677,719

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $10,000,000 Puerto Rico Commonwealth Public Improvement General
             Obligation Bonds, (MBIA), 5.000%, 07/01/2005.......   $ 10,564,560
   5,000,000 Suffolk County, New York, Industrial Development
             Agency, Southwest Sewer Systems Revenue Bonds,
             (FGIC), 6.000%, 02/01/2008.........................      5,634,555
   5,000,000 Suffolk County, New York, Water Authority
             Waterworks Revenue Refunded Balance Bonds, Series
             A, (AMBAC),
             5.250%, 06/01/2017.................................      5,327,280
  10,000,000 Triborough Bridge & Tunnel Authority, New York,
             Revenue and General Purpose Bonds, Series A,
             5.000%, 01/01/2008.................................     10,535,160
                                                                   ------------
                                                                    137,568,427
                                                                   ------------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 6.80%
  10,000,000 Puerto Rico Telephone Authority Revenue Bonds,
             Reserve 1, (AMBAC), 5.050%, 01/01/2004 (Prerefunded
             01/01/2003)........................................     10,533,560
                                                                   ------------
   Shares
 -----------
 OTHER INVESTMENTS -- 3.22%
   4,990,300 Shearson New York Tax-Exempt Money Fund............      4,990,300
                                                                   ------------

TOTAL INVESTMENTS (Cost $150,446,510*)....................  98.88% $153,092,287
OTHER ASSETS AND LIABILITIES (NET)........................   1.12     1,734,798
                                                           ------  ------------
NET ASSETS................................................ 100.00% $154,827,085
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.
 At March 31, 1999, approximately, 7% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.
 At March 31, 1999, approximately, 83% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Long-Term Tax-Exempt Fund



 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 90.94%
 $6,000,000 California State Department of Water Resources,
            Central Valley Project Revenue Bonds, Series Q,
            (MBIA), 5.375%, 12/01/2027..........................   $  6,170,100
  6,000,000 East Bay California Municipal Utility Distribution
            Water System Revenue Bonds, (FGIC),
            5.000%, 06/01/2026..................................      5,911,884
  6,000,000 Florida State Board of Education Capital Outlay,
            Series A, 5.000%, 06/01/2027........................      5,945,850
  6,000,000 Florida State Turnpike Authority Revenue Bonds,
            Series B, (FGIC), 5.000%, 07/01/2027................      5,927,946
  6,000,000 Fulton County, Georgia, Water & Sewer Revenue Bonds,
            (FGIC), 4.750%, 01/01/2028..........................      5,650,122
  6,000,000 Intermountain Power Agency, Utah, Power Supply
            Refunding Revenue Bonds, Series D,
            5.000%, 07/01/2021..................................      5,888,934
  6,000,000 Los Angeles, California, Department of Water and
            Power Waterworks Revenue Bonds, 4.500%, 10/15/2024..      5,505,084
  6,000,000 Louisville & Jefferson County, Kentucky,
            Metropolitan Sewer District Revenue Bonds, Sewer &
            Drain Systems, Series A, (FGIC), 4.750%,
            05/15/2028..........................................      5,735,448
  6,000,000 Massachusetts Bay Transportation Authority,
            Massachusetts General Transportation System Revenue
            Bonds, Series A, (MBIA), 4.500%, 03/01/2026.........      5,467,692
  6,000,000 Massachusetts Bay Transportation Authority,
            Massachusetts General Transportation System
            Refunding Revenue Bonds, Series C,
            5.000%, 03/01/2024..................................      5,833,182
  6,000,000 Massachusetts State Industrial Financing Agency
            Revenue Bonds, Series H, (MBIA),
            4.750%, 02/15/2028..................................      5,632,428
  6,000,000 Massachusetts State Water Resource Authority, Series
            B, (MBIA), 5.000%, 12/01/2025.......................      5,869,854
  6,000,000 Metropolitan Pier & Exposition Authority, Illinois,
            State Tax Refunding Revenue Bonds, McCormick Place
            Exposition Project, Series A, (AMBAC), 5.250%,
            06/15/2027..........................................      6,047,442

 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $6,000,000 Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Bonds, Series B, (FGIC),
            4.750%, 07/01/2026..................................   $  5,675,298
  6,000,000 New Jersey Health Care Facilities Financing
            Authority Revenue Bonds, Series B, (MBIA),
            4.750%, 07/01/2028..................................      5,690,898
  6,000,000 New Jersey State Transportation Fund Revenue Bonds,
            Series B, 5.250%, 06/15/2016........................      6,186,072
  6,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Refunding Revenue
            Bonds, Series A, (AMBAC), 5.125%, 06/15/2021........      6,008,262
  6,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Refunding Revenue
            Bonds, Series B, (MBIA), 5.500%, 06/15/2027.........      6,268,224
  6,000,000 New York City, New York, Transitional Financing
            Authority Revenue Bonds, Future Tax Secured, Series
            C, 4.750%, 05/01/2023...............................      5,686,530
  6,000,000 New York State Thruway Authority, General Refunding
            Revenue Bonds, Series E,
            4.750%, 01/01/2019..................................      5,754,504
  6,000,000 Orange County, Florida, Tourist Development Tax
            Refunding Revenue Bonds, Series A, (AMBAC),
            4.750%, 10/01/2024..................................      5,718,690
  6,000,000 Port Authority of New York & New Jersey, Revenue
            Bonds, Series 104, (AMBAC),
            5.200%, 07/15/2021..................................      6,088,326
  6,000,000 Port Seattle, Washington, Revenue Bonds, Series A,
            (FGIC), 5.500%, 10/01/2022..........................      6,270,840
  6,000,000 Portland, Oregon, Sewer Systems Revenue Bonds,
            Series A, (MBIA), 4.500%, 06/01/2018................      5,725,044
  6,000,000 Puerto Rico Commonwealth Infrastructure Financing
            Authority, Series A, (AMBAC), 5.000%, 07/01/2028....      5,953,938
  8,000,000 Purdue University, Indiana, University Revenue
            Bonds, Student Fee, Series H, 2.900%, 07/01/2017+...      8,000,000

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
Long-Term Tax-Exempt Fund -- (continued)




 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $6,000,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
            Series A, 4.500%, 02/01/2021........................   $  5,581,122
  6,000,000 Utah, State Board of Regents, University of Utah
            Auxiliary & Campus Refunding Revenue Bonds,
            Series A, (MBIA),
            4.750%, 04/01/2025..................................      5,732,670
                                                                   ------------
                                                                    165,926,384
                                                                   ------------
   Shares
 ----------
 OTHER INVESTMENTS -- 8.30%
  8,000,000 Dreyfus Tax-Exempt Cash Management Fund.............      8,000,000
  7,139,900 Shearson Tax-Exempt Municipal Fund..................      7,139,900
                                                                   ------------
                                                                     15,139,900
                                                                   ------------

TOTAL INVESTMENTS (Cost $177,100,146*)....................  99.24% $181,066,284
OTHER ASSETS AND LIABILITIES (NET)........................   0.76     1,381,182
                                                           ------  ------------
NET ASSETS................................................ 100.00% $182,447,466
                                                           ======  ============

--------
* For federal income tax purposes, the tax basis of investments aggregates $177,172,146.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1999, approximately, 19% and 12% of the net assets are invested in New York and Massachusetts municipal securities, respectively and approximately 10% of the net assets are invested in each of the California and Georgia municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
California Tax-Exempt Income Fund



 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 72.98%
 $  125,000 Anaheim, California, Electric Refunding Revenue
            Bonds, (AMBAC),
            4.750%, 10/01/2002...................................   $   129,980
    200,000 Antelope Valley, East Kern, California, Water Agency
            Refunding General Obligation Bonds, (AMBAC),
            4.500%, 08/01/2001...................................       205,158
    200,000 Bakersfield, California, City School District,
            Refunding General Obligation Bonds, (MBIA),
            5.000%, 08/01/2005...................................       212,923
    595,000 Berkeley, California, University School District,
            (FGIC), 4.375%, 08/01/2006...........................       611,512
    605,000 Beverly Hills, California, Public Financing Authority
            Lease Refunding Revenue Bonds, Series A, (MBIA),
            4.000%, 06/01/2002...................................       613,426
    250,000 Burbank, California, University School District,
            (FGIC), 4.100%, 08/01/2003...........................       255,065
    150,000 California Educational Facilities Authority, St.
            Mary's College Refunding Revenue Bonds,
            4.800%, 10/01/2002...................................       155,770
    135,000 California Educational Facilities Authority, Santa
            Clara University Refunding Revenue Bonds, (MBIA),
            4.900%, 09/01/2006...................................       143,350
    150,000 California Educational Facilities Authority, Stanford
            University Refunding Revenue Bonds, Series J, 5.900%,
            11/01/2003...........................................       161,246
    225,000 California Health Facilities Financing Authority
            Revenue Bonds, Cedars-Sinai Medical Center, Series A,
            (MBIA),
            4.250%, 08/01/2003...................................       230,538
    200,000 California Industrial Urban Development Agency,
            Refunding Tax Allocation Bonds, (MBIA),
            4.300%, 05/01/2002...................................       204,105
    275,000 California State Department of Transportation,
            Refunding Certificates of Participation, Series A,
            (MBIA),
            4.400%, 03/01/2004...................................       283,824
    250,000 California State Department of Water Resources,
            Central Valley Project Refunding Revenue Bonds,
            Series L, 8.000%, 12/01/2001.........................       277,174
    375,000 California State Department of Water Resources,
            Central Valley Project Refunding Revenue Bonds,
            Series S, 4.250%, 12/01/1999.........................       378,232

 Principal                                                            Value
   Amount                                                           (Note 1)
 ----------                                                        -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  500,000 California State Department of Water Resources,
            Central Valley Project Refunding Revenue Bonds,
            Series U, 4.000%, 12/01/2006.........................  $   502,276
    300,000 California State, General Obligation Bonds,
            6.000%, 09/01/2001...................................      317,725
    750,000 California State, General Obligation Bonds,
            6.100%, 11/01/2001...................................      798,121
    750,000 California State, General Obligation Bonds,
            6.250%, 04/01/2008...................................      865,460
    230,000 California State, General Obligation Bonds,
            6.700%, 02/01/2004...................................      259,400
    250,000 California State Public Works Board, Lease Refunding
            Revenue Bonds, Department of Corrections, Series D,
            (MBIA),
            4.850%, 09/01/2008...................................      264,918
    500,000 California State Public Works Board, Lease Refunding
            Revenue Bonds, Series A,
            5.600%, 10/01/2001...................................      524,071
    300,000 California State University, Institutional Lease
            Refunding Revenue Bonds, (AMBAC),
            5.500%, 06/01/2003...................................      321,496
    250,000 Central Coast Water Authority, California Refunding
            Revenue Bonds, State Water Project Regional
            Facilities, Series A, (AMBAC), 4.375%, 10/01/2001....      256,127
    315,000 Central Coast Water Authority, California Refunding
            Revenue Bonds, State Water Project Regional
            Facilities, Series A, (AMBAC), 6.000%, 10/01/2005....      354,004
    550,000 Central Valley School District Financing Authority,
            California School District General Obligation
            Refunding Revenue Bonds, Series A, (MBIA),
            5.850%, 08/01/2004...................................      605,889
    545,000 Chino Basin California Regional Financing Authority
            Revenue Bonds, Municipal Water District Sewer System
            Project, (AMBAC), 7.000%, 08/01/2005.................      640,970
    350,000 Contra Costa, California, Certificates of
            Participation, Capital Projects Program, (AMBAC),
            4.625%, 02/01/2007...................................      364,931

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
California Tax-Exempt Income Fund -- (continued)




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  550,000 Contra Costa, California, Transportation Authority
            Sales Tax Revenue Bonds, Series A, (FGIC), 6.000%,
            03/01/2007...........................................   $   622,796
  1,000,000 Contra Costa, California, Transportation Authority
            Sales Tax Revenue Bonds, Series A, (FGIC), 6.000%,
            03/01/2008...........................................     1,138,266
    750,000 East Bay, California, Regional Park Refunding Revenue
            Bonds, 5.000%, 09/01/2007............................       804,234
    250,000 Escondido, California, School District, Series A,
            (FGIC), 5.000%, 09/01/2008...........................       267,826
    400,000 Fairfield, California, Water Refunding Revenue Bonds,
            (AMBAC), 4.700%, 04/01/2005..........................       418,279
    155,000 Fresno, California, Sewer Revenue Bonds, Series A-1,
            (AMBAC), 4.800%, 09/01/2006..........................       163,598
    695,000 Golden West Schools Financing Authority, California
            School District Refunding Revenue General Obligation
            Bonds, Series A, (MBIA), 6.200%, 02/01/2003..........       757,043
    200,000 Los Angeles, California, Convention & Exhibition
            Center Authority, Refunding Certificates of
            Participation, (AMBAC), 6.600%, 08/15/1999...........       202,609
    500,000 Los Angeles, California, Department of Airports,
            Airport Refunding Revenue Bonds, Series A, (FGIC),
            6.000%, 05/15/2005...................................       557,246
    250,000 Los Angeles, California, Department of Water & Power,
            Electrical Plant Refunding Revenue Bonds, (AMBAC),
            4.600%, 08/15/2006...................................       259,208
    305,000 Los Angeles, California, Harbor Department Refunding
            Revenue Bonds, Series C, 4.875%, 11/01/2002..........       316,552
    250,000 Los Angeles, California, Municipal Improvement
            Corporation, Equipment Real Estate Property,
            Certificates of Participation, (AMBAC),
            4.500%, 12/01/2001...................................       257,008
    150,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series A, (FSA), 4.875%, 02/01/2006...........       158,370

 Principal                                                            Value
   Amount                                                           (Note 1)
 ----------                                                        -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  250,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series A, (FSA), 5.000%, 02/01/2001...........  $   257,355
    400,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series B, (AMBAC), 4.300%, 02/01/2004.........      410,872
    750,000 Los Angeles, California, Municipal Improvement
            Corporation, Sanitation Equipment Charge Revenue
            Bonds, Series B, (AMBAC), 4.600%, 02/01/2006.........      779,821
    500,000 Los Angeles, California, School District, Series A,
            (FGIC), 4.400%, 07/01/2003...........................      516,007
    745,000 Los Angeles, California, School District, Series A,
            (FSA), 5.000%, 08/01/2006............................      794,833
    225,000 Los Angeles, California, State Building Authority
            Lease Refunding Revenue Bonds, California Department
            of General Services, Series A,
            4.400%, 05/01/1999...................................      225,238
    400,000 Los Angeles, California, State Building Authority
            Lease Refunding Revenue Bonds, California Department
            of General Services, Series A,
            5.600%, 05/01/2004...................................      429,542
    250,000 Los Angeles, California, Wastewater Systems Revenue
            Bonds, Series A, (FGIC),
            6.000%, 02/01/2003...................................      271,011
    200,000 Los Angeles County, California, Public Works
            Financing Authority, Lease Refunding Revenue Bonds,
            Series A, (MBIA), 6.000%, 09/01/2003.................      219,175
    300,000 Los Angeles County, California, Public Works
            Financing Authority, Lease Refunding Revenue Bonds,
            Series A, (MBIA), 6.000%, 09/01/2004.................      333,110
    655,000 Los Angeles County, California, Public Works
            Financing Authority, Refunding Revenue Bonds,
            Regional Park & Open Space District, Series A,
            5.000%, 10/01/2004...................................      694,349
    300,000 Los Angeles County, California, Public Works
            Financing Authority, Refunding Revenue Bonds,
            Regional Park & Open Space District, Series A,
            5.250%, 10/01/2005...................................      322,522

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
California Tax-Exempt Income Fund -- (continued)




 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  230,000 Los Angeles County, California, SCHS Regionalized
            Business Services Certificate Participation, Local
            Educational Agencies, Series B, (MBIA),
            4.400%, 07/01/2003....................................   $   236,906
  1,000,000 Marin, California Municipal Water District, Water
            Revenue Bonds, 5.250%, 07/01/2005.....................     1,072,169
    100,000 Metropolitan Water District of Southern California,
            Refunding General Obligation Bonds, Series A1, 5.000%,
            03/01/2002............................................       103,869
    500,000 Metropolitan Water District of Southern California,
            Refunding General Obligation Bonds, Series A, 5.250%,
            03/01/2008............................................       545,295
    250,000 Metropolitan Water District Southern California,
            Waterworks Revenue Bonds, Series A,
            4.250%, 07/01/2003....................................       256,538
    200,000 Metropolitan Water District Southern California,
            Waterworks Revenue Bonds, Series B, (MBIA),
            5.250%, 07/01/2007....................................       216,969
  1,000,000 Metropolitan Water District Southern California,
            Waterworks Revenue Bonds, Series A,
            5.250%, 07/01/2007....................................     1,079,743
    400,000 Metropolitan Water District Southern California,
            Waterworks Revenue Bonds, Series A,
            7.000%, 07/01/2002....................................       443,535
    200,000 Modesto, California, Irrigation District Financing
            Authority, Refunding Revenue Bonds, Series A, (MBIA),
            4.850%, 10/01/2001....................................       206,506
    250,000 Modesto, California, Irrigation District Financing
            Authority, Refunding Revenue Bonds, Series A, (MBIA),
            5.450%, 10/01/2007....................................       275,336
    350,000 MSR Public Power Agency, California, San Juan Project
            Refunding Revenue Bonds, Series F, (AMBAC),
            5.650%, 07/01/2003....................................       377,448
  1,000,000 Northern California Power Agency, Public Power
            Refunding Revenue Bonds, Geothermal Project, Series A,
            (AMBAC),
            4.750%, 07/01/2003....................................     1,043,691
    250,000 Northern California Power Agency, Public Power
            Refunding Revenue Bonds, Geothermal Project, Series A,
            (AMBAC),
            5.500%, 07/01/2005....................................       272,995

 Principal                                                            Value
   Amount                                                           (Note 1)
 ----------                                                        -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  125,000 Northern California Power Agency, Public Power
            Refunding Revenue Bonds, Geothermal Project, Series
            A, (AMBAC),
            5.600%, 07/01/2006...................................  $   138,050
    500,000 Northern California Transmission Refunding Revenue
            Bonds, Ore Transportation Project, Series A, (MBIA),
            7.000%, 05/01/2000...................................      519,836
    250,000 Novato, California, Refunding General Obligation
            Bonds, Series A, (MBIA),
            6.250%, 08/01/2007...................................      288,938
    175,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 1st Series,
            5.600%, 02/15/2002...................................      184,315
  1,100,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 1st Series,
            (AMBAC),
            6.000%, 02/15/2008...................................    1,251,446
    300,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 2nd Series,
            (FGIC),
            4.700%, 02/15/2005...................................      313,597
    100,000 Orange County, California, Municipal Water District,
            Water Facilities Corporation, Refunding Certificates
            of Participation, (MBIA), 4.800%, 07/01/2003.........      104,564
    255,000 Sacramento, California, City Financing Authority
            Lease Refunding Revenue Bonds, Series A, (AMBAC),
            5.050%, 11/01/2006...................................      273,564
    250,000 Sacramento, California, Municipal Utilities District
            Electric Refunding Revenue Bonds, Series Z, (FGIC),
            6.000%, 07/01/2001...................................      263,727
    200,000 Sacramento County, California, Public Facilities
            Project, Refunding Certificates of Participation,
            (MBIA), 4.700%, 02/01/2003...........................      208,312
    250,000 Sacramento County, California, Public Facilities
            Project, Refunding Certificates of Participation,
            (MBIA), 4.875%, 02/01/2005...........................      263,464
    400,000 Sacramento County, California, Sanitation District
            Financing Authority Revenue Bonds,
            5.500%, 12/01/2005...................................      436,495
    300,000 San Bernardino County, California, Certificates of
            Participation, Medical Center Financing Project,
            (MBIA), 5.500%, 08/01/2007...........................      330,936

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
California Tax-Exempt Income Fund -- (continued)



 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 TAX-EXEMPT SECURITIES -- (continued)

 $  200,000 San Bernardino County, California, Transportation
            Authority Sales Tax Refunding Revenue Bonds, Series A,
            (FSA),
            4.500%, 03/01/2006....................................   $   206,840
    255,000 San Bernardino County, California, Transportation
            Authority Sales Tax Refunding Revenue Bonds, Series A,
            (MBIA),
            4.625%, 03/01/2005....................................       265,430
    315,000 San Bernardino County, California, Transportation
            Authority Sales Tax Refunding Revenue Bonds, Series A,
            (MBIA),
            5.000%, 03/01/2000....................................       320,102
    750,000 San Diego, California, Metropolitan Transportation
            District Board Authority Lease Revenue Bonds, 5.100%,
            09/01/2003............................................       796,167
    175,000 San Diego, California, Open Space Park Facilities
            District, Refunding General Obligation Revenue Bonds,
            5.500%, 01/01/2004....................................       188,754
    300,000 San Diego, California, Public Facilities Financing
            Authority, Sewer Revenue Bonds, Series B, (FGIC),
            5.000%, 05/15/2008....................................       319,657
    250,000 San Diego, California, Public Safety Communications
            Project, General Obligation Bonds,
            6.500%, 07/15/2008....................................       295,307
    215,000 San Diego, California, Regional Transportation
            Communication, Sales Tax Revenue Bonds, 2nd Series,
            Series A, (FGIC), 6.250%, 04/01/2003..................       235,462
    300,000 San Diego County, California, Regional Transportation
            Communication, Sales Tax Revenue Bonds, 2nd Series,
            Series A, (FGIC), 5.000%, 04/01/1999..................       300,000
    150,000 San Diego County, California, Regional Transportation
            Communication, Sales Tax Revenue Bonds, 2nd Series,
            Series A, (FGIC), 5.250%, 04/01/2006..................       162,015
    200,000 San Diego County, California, Regional Transportation
            Communication, Sales Tax Revenue Bonds, 2nd Series,
            Series A, (FGIC), 5.500%, 04/01/2004..................       215,917
    875,000 San Francisco, California, Bay Area Rapid
            Transportation District, Sales Tax Revenue Bonds,
            5.500%, 07/01/2007....................................       964,460

 Principal                                                            Value
   Amount                                                           (Note 1)
 ----------                                                        -----------

 TAX-EXEMPT SECURITIES -- (continued)

 $  680,000 San Francisco, California, City and County Refunding
            Bonds, Series 1, (FGIC),
            4.500%, 06/15/2005...................................  $   704,918
  1,500,000 San Francisco, California, City and County Airport
            Commission, International Airport Revenue Bonds,
            (MBIA), 5.000%, 05/01/2006...........................    1,598,349
    325,000 San Francisco, California, City and County Public
            Utilities Communication, Water Refunding Revenue
            Bonds, Series A, 6.500%, 11/01/2004..................      370,161
    225,000 San Francisco, California, City and County School
            District Facilities Improvements Project, Series C,
            (FGIC),
            6.000%, 06/15/1999...................................      226,336
    200,000 San Francisco, California, State Building Authority
            Lease Revenue Bonds, San Francisco Civic Center
            Complex, Series A, (AMBAC), 4.125%, 12/01/2000.......      203,184
    100,000 San Jose, California, Airport Refunding Revenue
            Bonds, (FGIC), 5.500%, 03/01/2002....................      105,128
    200,000 San Jose, California, Redevelopment Agency, Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (MBIA),
            4.750%, 08/01/2003...................................      208,816
    625,000 San Jose, California, Redevelopment Agency, Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (AMBAC),
            4.750%, 08/01/2005...................................      657,034
    500,000 San Jose, California, Redevelopment Agency, Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (AMBAC),
            5.000%, 08/01/2007...................................      534,014
    325,000 San Jose, California, Redevelopment Agency, Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (MBIA),
            5.375%, 08/01/2004...................................      350,545
    250,000 San Jose, California, Santa Clara County School
            District, Series A, (FGIC),
            4.400%, 08/01/2005...................................      257,935
    300,000 San Mateo County, California, JT Powers Authority
            Lease Revenue Bonds, San Mateo Community Health Care
            Center, Series A, (FSA), 5.600%, 07/15/2004..........      326,534

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
California Tax-Exempt Income Fund -- (continued)





 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  500,000 San Mateo County, California, Transportation
            Authority, Series A, (MBIA),
            4.200%, 06/01/2004....................................   $   510,693
    150,000 Santa Barbara County, California, Local Transportation
            Authority, Sales Tax Revenue Bonds, (FGIC), 4.900%,
            04/01/2006............................................       157,782
    300,000 Santa Clara County, California, Certificates of
            Participation, Technology Projects, Series A, 5.000%,
            05/15/2000............................................       305,629
    100,000 Santa Clara County, California, Financing Authority
            Refunding Lease Revenue Bonds, Series A, (AMBAC),
            4.200%, 11/15/2002....................................       102,256
    175,000 Santa Clara County, California, Financing Authority
            Refunding Lease Revenue Bonds, Series A, (AMBAC),
            4.300%, 11/15/2003....................................       180,318
    285,000 Santa Clara County, California, Refunding Certificates
            of Participation, Capital Project I, (AMBAC),
            6.200%, 10/01/2000....................................       297,255
    500,000 Santa Clara County, California, Transportation
            District Sales Tax Refunding Revenue Bonds, Series A,
            4.500%, 06/01/2006....................................       520,799
    200,000 Southern California Public Power Authority, Refunding
            Revenue Bonds, Palo Verde Project, Series A, (AMBAC),
            5.500%, 07/01/2004....................................       216,725
  1,000,000 University of California, Refunding Revenue Bonds,
            Multiple Purpose Projects, Series A, (MBIA),
            6.000%, 09/01/2002....................................     1,076,809
    300,000 University of California, Refunding Revenue Bonds,
            Multiple Purpose Projects, Series A, (MBIA),
            6.100%, 09/01/2000....................................       311,819
    150,000 University of California, Refunding Revenue Bonds,
            Multiple Purpose Projects, Series C, (AMBAC), 4.600%,
            09/01/2005............................................       156,511
    600,000 University of California, Refunding Revenue Bonds,
            Multiple Purpose Projects, Series F, (FGIC),
            5.000%, 09/01/2008....................................       639,447
    390,000 University of California, Refunding Revenue Bonds,
            Multiple Purpose Projects, Series G, (FGIC),
            4.500%, 09/01/2004....................................       404,401

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  500,000 Ventura County, California, Community College
            District, Revenue Certificates of Participation,
            (AMBAC),
            4.000%, 12/01/2002...................................   $   500,147
    250,000 West Basin, California, Municipal Water District,
            Revenue Certificates of Participation, Series A,
            (AMBAC), 3.875%, 08/01/2002..........................       252,642
    100,000 West Basin, California, Municipal Water District,
            Revenue Certificates of Participation, Series A,
            (AMBAC), 4.000%, 08/01/2000..........................       101,059
                                                                    -----------
                                                                     47,370,162
                                                                    -----------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 22.92%
    350,000 Alameda County, California, Correctional Facility
            Improvements Certificates of Participation, (MBIA),
            7.250%, 06/01/2013, (Prerefunded 12/01/2000).........       380,166
    500,000 California Health Facilities Financing Authority
            Revenue Bonds, Pomona Valley Hospital Medical Center,
            7.375%, 01/01/2014, (Prerefunded 01/01/2000).........       525,638
  1,305,000 California State, General Obligation Bonds,
            5.900%, 04/01/2023,
            (Prerefunded 04/01/2003).............................     1,435,948
    750,000 California State, General Obligation Bonds, (FGIC),
            6.000%, 08/01/2019,
            (Prerefunded 08/01/2004).............................       843,923
    300,000 California State Public Works Board, Lease Refunding
            Revenue Bonds, Secretary of State, Series A,
            6.750%, 12/01/2012, (Prerefunded 12/01/2002).........       338,099
    260,000 California State Public Works Board, Lease Refunding
            Revenue Bonds, Various California State University
            Projects, Series A, 6.625%, 10/01/2010,
            (Prerefunded 10/01/2002).............................       290,835
    200,000 California State Public Works Board, Lease Refunding
            Revenue Bonds, Various California State University
            Projects, Series A, (AMBAC), 6.400%, 12/01/2016,
            (Prerefunded 12/01/2002).............................       222,939

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
California Tax-Exempt Income Fund -- (continued)



 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)

 $  200,000 California State Public Works Board, Lease Refunding
            Revenue Bonds, Various California State University
            Projects, Series A, 6.600%, 12/01/2022,
            (Prerefunded 12/01/2002).............................   $   224,376
    750,000 Castaic Lake Water Agency Revenue Bonds,
            Transportation District, Prerefunded Sales Tax,
            (MBIA), 7.125%, 08/01/2016,
            (Prerefunded 08/01/2000).............................       803,436
    500,000 Central Coast Water Authority, California Refunding
            Revenue Bonds, State Water Project Regional
            Facilities, Series A, (AMBAC), 6.600%, 10/01/2022,
            (Prerefunded 10/01/2002).............................       558,619
    295,000 Cotati-Rohnert Park, California University School
            District General Obligation, (FGIC),
            6.000%, 08/01/2014, (Prerefunded 08/01/1999).........       303,834
    250,000 Cupertino, California, Certificates of Participation,
            Open Space Acquisition Project, 7.125%, 04/01/2016,
            (Prerefunded 04/01/2001).............................       272,816
    250,000 East Bay, California, Municipal Utilities District
            Wastewater Treatment System Revenue Bonds, (AMBAC),
            6.375%, 06/01/2021,
            (Prerefunded 12/01/2001).............................       273,400
    750,000 Fresno, California, Sewer Revenue Bonds, Series C,
            (FSA), 5.375%, 08/01/2021, (Prerefunded 08/01/2005)..       825,718
    330,000 Los Angeles, California, Community Redevelopment
            Agency Refunding Tax Allocation Bonds, (MBIA),
            7.000%, 07/01/2015, (Prerefunded 07/01/1999).........       339,886
    125,000 Los Angeles, California, Harbor Department Revenue
            Bonds, Series A,
            6.500%, 08/01/2025, (Prerefunded 08/01/2002).........       138,796
    225,000 Los Angeles, California, Wastewater Systems Revenue
            Bonds, Series D, (MBIA),
            6.700%, 12/01/2021,
            (Prerefunded 12/01/2000).............................       242,321

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)

 $  175,000 Los Angeles County, California, Transportation
            Communications Sales Tax Revenue Bonds, Series A,
            6.750%, 07/01/2019, (Prerefunded 07/01/2002).........   $   195,156
    390,000 Los Angeles County, California, Transportation
            Communications Sales Tax Revenue Bonds, Series A,
            6.750%, 07/01/2020, (Prerefunded 07/01/2001).........       425,452
    300,000 Madera, California, Sewer Improvements, Certificates
            of Participation,
            7.375%, 05/01/2020, (Prerefunded 05/01/1999).........       307,081
    125,000 Northern California Power Agency, Public Power
            Refunding Revenue Bonds, Series A, (AMBAC),
            5.600%, 07/01/2006, (Prerefunded 07/01/2006).........       137,306
    525,000 Northern California Transmission Refunding Revenue
            Bonds, Ore Transportation Project, Series A, (MBIA),
            7.000%, 05/01/2024, (Prerefunded 05/01/2000).........       554,246
    750,000 Richmond, California, Redevelopment Authority Tax
            Allocation Refunding Revenue Bonds, Harbor
            Redevelopment Project, (FSA), 7.000%, 07/01/2009,
            (Prerefunded 07/01/2002).............................       842,581
    500,000 Riverside County, California, Asset Leasing
            Corporation Leasehold Revenue Bonds, Riverside County
            Hospital Project, Series A, 7.400%, 06/01/2014,
            (Prerefunded 09/01/1999).............................       513,633
    700,000 Sacramento, California, City Financing Authority
            General Obligation Revenue Bonds, County Hospital
            Project, Series A, 6.800%, 11/01/2020,
            (Prerefunded 11/01/2001).............................       771,375
    460,000 San Bernardino County, California, School Health Care
            System Revenue Bonds, Sisters of Charity, Series A,
            7.000%, 07/01/2021, (Prerefunded 07/01/2001).........       504,180
    500,000 San Francisco, California, Bay Area Rapid
            Transportation District, Sales Tax Revenue Bonds,
            (FGIC), 5.500%, 07/01/2020,
            (Prerefunded 07/01/2005).............................       549,934

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 1999
California Tax-Exempt Income Fund -- (continued)



 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)

 $  650,000 San Joaquin Hills, California, Transportation
            Corridor Agency, Toll Road Revenue Bonds,
            6.750%, 01/01/2032, (Prerefunded 01/01/2003).........   $   732,550
    500,000 Santa Clara, California, Electric Revenue Bonds,
            Series A, (MBIA), 6.250%, 07/01/2013,
            (Prerefunded 07/01/2001).............................       539,967
    250,000 Santa Monica, California, Malibu University School
            District, Public Schools Facilities Reconstruction
            Project,
            5.500%, 08/01/2015, (Prerefunded 08/01/2003).........       272,855
    235,000 Southern California Public Power Authority, Power
            Project Revenue Bonds,
            7.000%, 07/01/2009, (Prerefunded 07/01/2000).........       250,690
    250,000 West & Central Basin Financing Authority, California
            Revenue Bonds, (AMBAC),
            5.500%, 08/01/2001, (Prerefunded 08/01/2001).........       261,440
                                                                    -----------
                                                                     14,879,196
                                                                    -----------

                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 OTHER INVESTMENTS -- 4.48%
  1,486,561 Federated California Money Fund.......................   $ 1,486,561
  1,423,686 Provident California Money Fund.......................     1,423,686
                                                                     -----------
                                                                       2,910,247
                                                                     -----------

TOTAL INVESTMENTS (Cost $63,991,190*)...................... 100.38% $65,159,605
OTHER ASSETS AND LIABILITIES (NET).........................  (0.38)    (248,556)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $64,911,049
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.
 At March 31, 1999, approximately, 23% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.
 At March 31, 1999, approximately, 100% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Tax-Exempt Fund currently offers shares in seven managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds, Inc. ("Excelsior Fund") are presented separately.

  (a) Portfolio Valuation:

    Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Dividends and distributions to shareholders:


    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (d) Federal taxes:

    It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1999, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains as follows:

                                              Expiration Date March 31,
                                        -------------------------------------
                                          2003   2004 2005 2006 2007  Total
                                        -------- ---- ---- ---- ---- --------
   Short-Term Tax-Exempt Securities
    Fund............................... $319,000 --   --   --   --   $319,000
   California Tax-Exempt Income Fund...      --  --   --   --   $49        49

    To the extent that such carryforwards are utilized, no capital gains distributions will be made. During the year ended March 31, 1999, Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, and New York Intermediate-Term Tax-Exempt Fund utilized capital loss carryforwards for Federal Tax purposes totaling approximately $244,000, $1,709,000 and $284,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. California Tax-Exempt Income Fund incurred, and elected to defer, net capital losses of approximately $10,600 for the year ended March 31, 1999.

    At March 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                         Tax Basis    Tax Basis       Net
                                         Unrealized   Unrealized   Unrealized
                                        Appreciation Depreciation Appreciation
                                        ------------ ------------ ------------
   Short-Term Tax-Exempt Securities
    Fund............................... $   475,224   $  (9,246)  $   465,978
   Intermediate-Term Tax-Exempt Fund...  11,065,170    (205,541)   10,859,629
   New York Intermediate-Term Tax-
    Exempt Fund........................   2,993,666    (347,889)    2,645,777
   Long-Term Tax-Exempt Fund...........   4,375,185    (481,047)    3,894,138
   California Tax-Exempt Income Fund...   1,235,520     (67,105)    1,168,415

  (e) Expense allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and, collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. U.S. Trust has delegated the daily management of the security holdings of the California Tax-Exempt Income Fund to U.S. Trust Company, N.A. ("U.S. Trust, N.A."). For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .30% of the average daily net assets of Short- Term Tax-Exempt Securities Fund, .35% of the average daily net assets of Intermediate-Term Tax- Exempt Fund and .50% of the average daily net assets of each of New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax- Exempt Income Fund. U.S. Trust, N.A. is compensated only by U.S. Trust and receives no fee directly from California Tax-Exempt Income Fund. U.S. Trust NY, U.S. Trust CT and U.S. Trust, N.A. are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Fund, and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1999, administration fees charged by U.S. Trust CT were as follows:

Short-Term Tax-Exempt Securities Fund................................. $ 14,994
Intermediate-Term Tax-Exempt Fund.....................................  109,836
New York Intermediate-Term Tax-Exempt Fund............................   54,383
Long-Term Tax-Exempt Fund.............................................   62,751
California Tax-Exempt Income Fund.....................................   18,064

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Short-Term Tax-Exempt Securities Fund to maintain an annual expense ratio of not more than .60%. For the year ended March 31, 1999, no fees were waived or expenses reimbursed pursuant to this voluntary limitation. In addition, U.S. Trust has voluntarily agreed to temporarily waive fees and reimburse expenses to the extent necessary for the California Tax-Exempt Income Fund to maintain an annual expense ratio of not more than .50%. For the year ended March 31, 1999, U.S. Trust waived investment advisory fees totaling $101,691 for California Tax-Exempt Income Fund. In addition, U.S. Trust reimbursed expenses totaling $39,514 for California Tax-Exempt Income Fund.

  Excelsior Tax-Exempt Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to
 .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust by the Portfolios amounted to $498,841 for the year ended March 31, 1999. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by such Portfolio. For the year ended March 31, 1999, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
Short-Term Tax-Exempt Securities Fund.................  $ 28,715     $     3
Intermediate-Term Tax-Exempt Fund.....................   186,350       1,245
New York Intermediate-Term Tax-Exempt Fund............    33,685          53
Long-Term Tax-Exempt Fund.............................   150,919      14,210
California Tax-Exempt Income Fund.....................   139,233         --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. Purchases and Sales of Securities

  For the year ended March 31, 1999, purchases and sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
Short-Term Tax-Exempt Securities Fund................ $ 19,983,681 $ 18,159,017
Intermediate-Term Tax-Exempt Fund....................  189,752,800  134,561,300
New York Intermediate-Term Tax-Exempt Fund...........  109,453,602   89,025,732
Long-Term Tax-Exempt Fund............................  156,587,730  137,275,035
California Tax-Exempt Income Fund....................   34,355,702    2,292,055

4. Common Stock:

  Excelsior Tax-Exempt Fund currently has authorized capital of 14 billion shares of Common Stock, 13 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 500 million shares each of Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors.

                               Short-Term Tax-Exempt Securities Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/99                   03/31/98
                         -------------------------  -------------------------
                           Shares        Amount       Shares        Amount
                         -----------  ------------  -----------  ------------
Sold....................   3,516,897  $ 25,176,264    2,733,984  $ 19,392,724
Issued as reinvestment
 of dividends...........      15,451       110,353       17,281       122,405
Redeemed................  (3,193,723)  (22,815,063)  (2,634,790)  (18,672,017)
                         -----------  ------------  -----------  ------------
Net Increase............     338,625  $  2,471,554      116,475  $    843,112
                         ===========  ============  ===========  ============

                                 Intermediate-Term Tax-Exempt Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/99                   03/31/98
                         -------------------------  -------------------------
                           Shares        Amount       Shares        Amount
                         -----------  ------------  -----------  ------------
Sold....................  11,346,154  $108,730,236    6,372,050  $ 59,944,634
Issued as reinvestment
 of dividends...........      86,884       830,904       64,384       602,980
Redeemed................  (5,884,893)  (56,151,012)  (4,644,039)  (43,387,232)
                         -----------  ------------  -----------  ------------
Net Increase............   5,548,145  $ 53,410,128    1,792,395  $ 17,160,382
                         ===========  ============  ===========  ============

                            New York Intermediate-Term Tax-Exempt Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/99                   03/31/98
                         -------------------------  -------------------------
                           Shares        Amount       Shares        Amount
                         -----------  ------------  -----------  ------------
Sold....................   7,193,182  $ 63,714,519    6,677,428  $ 57,944,807
Issued as reinvestment
 of dividends...........     117,100     1,040,023       40,167       348,885
Redeemed................  (4,652,797)  (41,277,629)  (3,883,837)  (33,687,486)
                         -----------  ------------  -----------  ------------
Net Increase............   2,657,485  $ 23,476,913    2,833,758  $ 24,606,206
                         ===========  ============  ===========  ============

                                     Long-Term Tax-Exempt Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/99                   03/31/98
                         -------------------------  -------------------------
                           Shares        Amount       Shares        Amount
                         -----------  ------------  -----------  ------------
Sold....................   7,696,897  $ 77,522,869    6,182,806  $ 61,622,593
Issued as reinvestment
 of dividends...........     225,193     2,263,258       83,665       833,374
Redeemed................  (4,338,267)  (43,564,950)  (2,807,996)  (27,800,219)
                         -----------  ------------  -----------  ------------
Net Increase............   3,583,823  $ 36,221,177    3,458,475  $ 34,655,748
                         ===========  ============  ===========  ============
                                 California Tax-Exempt Income Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/99                   03/31/98
                         -------------------------  -------------------------
                           Shares        Amount       Shares        Amount
                         -----------  ------------  -----------  ------------
Sold....................   6,869,035  $ 49,621,017    3,835,056  $ 27,133,029
Issued as reinvestment
 of dividends...........       2,297        16,621          759         5,420
Redeemed................  (2,457,295)  (17,769,420)  (1,206,002)   (8,604,896)
                         -----------  ------------  -----------  ------------
Net Increase............   4,414,037  $ 31,868,218    2,629,813  $ 18,533,553
                         ===========  ============  ===========  ============

5. Organization Costs:

  Excelsior Tax-Exempt Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1999, the Portfolios had no borrowings under the agreement.

7. Year 2000 Risk (Unaudited):

  Like other investment companies, financial and business organizations and individuals around the world, the Portfolios could be affected adversely if the computer systems used by the investment managers and the Portfolios' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Portfolios' other service providers have informed Excelsior Tax-Exempt Fund that they are taking steps to address the Year 2000 problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Portfolios at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Portfolios as a result of the Year 2000 Problem.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors
Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt, New York Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt and the California Tax-Exempt Income Portfolios (the five portfolios of the Excelsior Tax-Exempt Funds, Inc. (the "Fund")) as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Tax-Exempt Funds, Inc. at March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 1999
--------------------------------------------------------------------------------
                      Federal Tax Information (Unaudited):
  For the year ended March 31, 1999, the percentage of exempt interest dividends paid and the designation of long-term capital gain are approximated as follows:

                                                                       20%
                                                      Exempt        Long-Term
                                                Interest Dividends Capital Gain
                                                ------------------ ------------
Short-Term Tax-Exempt Securities Fund..........      100.00%              --
Intermediate-Term Tax-Exempt Fund..............      100.00%        4,189,000
New York Intermediate-Term Tax-Exempt Fund.....      100.00%        1,787,000
Long-Term Tax-Exempt Fund......................       99.78%        4,382,000
California Tax-Exempt Income Fund..............      100.00%              --